UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 24, 2007
Date of Report (Date of earliest event reported)

IVI COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-32797 (Commission File Number)	33-0965560 (IRS Employer Identification Number)

555 H Street, Suite H
Eureka, CA 95501

(Address of principal executive offices) (Zip Code)

(707) 444-6617

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective April 24, 2007 Charles Roodenburg has been named as President and Chairman of the Board of Directors of IVI Communications, Inc. Nyhl Henson has resigned his position as President and Chairman of the Board of Directors of IVI Communications, Inc.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

A.	Financial Statements - None
B.	Exhibits - None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVI COMMUNICATIONS, INC.

Date: April 27, 2007	By:	/s/ Charles J. Roodenburg
Charles J. Roodenburg
Chief Executive Officer

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